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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                November 16, 2005

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                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

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                        Commission file number 000-23039

              COLORADO                                       14-1623047
   (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                        Identification No.)

   18685 East Plaza Drive, Parker, Colorado                     80134
   (Address of principal executive offices)                  (Zip Code)

                                 (303) 783-9499
              (Registrant's telephone number, including area code)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01.        Changes in Registrant's Certifying Accountant

     On November 16, 2005, Ehrhardt Keefe Steiner & Hottman, P.C. ("EKS&H") notified OraLabs Holding Corp. (the "Company") that it resigned as the Company's independent accountant effective immediately. On November 17, 2005, the Company appointed GHP Horwath as the Company's new independent accountant. EKS&H's report on the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to retain the new accountants was recommended and approved by the Company's audit committee and Board of Directors.

     During the Company's fiscal years ended December 31, 2004 and 2003, and the subsequent interim periods preceding EKS&H's resignation, there were not disagreements between the Company and EKS&H on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EKS&H, would have caused EKS&H to make reference to the subject matter of the disagreement(s) in connection with their report, nor were there any reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

     The Company provided EKS&H with a copy of the above disclosures. Attached as Exhibit 16.1 is a copy of EKS&H's letter regarding the above statements made by the Company in this Form 8-K.

Item 9.01.        Financial Statements and Exhibits

       (d)  Exhibits. The following items are filed as exhibits to this report.

16.1 Letter of Ehrhardt Keefe Steiner & Hottman, P.C. regarding change in certifying accountant.

99.1   Press Release issued by OraLabs Holding Corp. on November 17, 2005.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ORALABS HOLDING CORP.

                                          By: /s/ Gary H. Schlatter
                                             -----------------------------------
                                             Gary H. Schlatter
                                             President
Date: November 17, 2005


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                                  EXHIBIT INDEX

Exhibit No.                 Description

16.1 Letter of Ehrhardt Keefe Steiner & Hottman, P.C. regarding change in certifying accountant.

99.1   Press Release issued by OraLabs Holding Corp. on November 17, 2005.


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